EXHIBIT 32.2

                 CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with  the  Report  of Bio  Solutions  Manufacturing,  Inc.  (the
"Company") on Form 8-K/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patricia Spreitzer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 906, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: April 25, 2005           /s/ Patricia Spreitzer
                               ---------------------------------------
                               By:    Patricia Spreitzer
                               Its:   Principal Financial Officer




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A signed original of this written statement required by Section 906 has been provided to Bio Solutions Manufacturing, Inc. and will be retained by Bio Solutions Manufacturing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.